Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Overseas Portfolio: $1,822
Janus Aspen Worldwide Portfolio: $4,352

Service Class
Janus Aspen Overseas Portfolio: $2,718
Janus Aspen Worldwide Portfolio: $792

Service II Class
Janus Aspen Overseas Portfolio: $740
Janus Aspen Worldwide Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $36,120
Janus Aspen Flexible Bond Portfolio: $278
Janus Aspen Overseas Portfolio: $15,349
Janus Aspen Perkins Mid Cap Value Portfolio: $502

Service Class
Janus Aspen Balanced Portfolio: $20,147
Janus Aspen Flexible Bond Portfolio: $42
Janus Aspen Overseas Portfolio: $28,509
Janus Aspen Perkins Mid Cap Value Portfolio: $1,732

Service II Class
Janus Aspen Overseas Portfolio: $7,738


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Overseas Portfolio: $0.1231
Janus Aspen Worldwide Portfolio: $0.1709

Service Class
Janus Aspen Overseas Portfolio: $.0989
Janus Aspen Worldwide Portfolio: $0.1549

Service II Class
Janus Aspen Overseas Portfolio: $.0993
Janus Aspen Worldwide Portfolio: $0.1549

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $.09638
Janus Aspen Flexible Bond Portfolio: $0.0107
Janus Aspen Overseas Portfolio: $1.0372
Janus Aspen Perkins Mid Cap Value Portfolio: $0.3163

Service Class
Janus Aspen Balanced Portfolio: $.09638
Janus Aspen Flexible Bond Portfolio: $0.0107
Janus Aspen Overseas Portfolio: $1.0372
Janus Aspen Perkins Mid Cap Value Portfolio: $0.3163

Service II Class
Janus Aspen Overseas Portfolio: $1.0372

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Overseas Portfolio: $15,238
Janus Aspen Global Technology Portfolio: $731
Janus Aspen Worldwide Portfolio: $25,581

Service Class
Janus Aspen Overseas Portfolio: $27,978
Janus Aspen Global Technology Portfolio: $21,050
Janus Aspen Worldwide Portfolio: $5,115

Service II Class
Janus Aspen Overseas Portfolio: $7,693
Janus Aspen Global Technology Portfolio: $4,473
Janus Aspen Worldwide Portfolio: $380

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Overseas Portfolio: $36.61
Janus Aspen Global Technology Portfolio: $3.57
Janus Aspen Worldwide Portfolio: $21.80

Service Class
Janus Aspen Overseas Portfolio: $35.99
Janus Aspen Global Technology Portfolio: $3.67
Janus Aspen Worldwide Portfolio: $21.60

Service II Class
Janus Aspen Overseas Portfolio: $36.19
Janus Aspen Global Technology Portfolio: $3.75
Janus Aspen Worldwide Portfolio: $21.66